UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240. 14a-12

ZAI LAB LIMITED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This document shall also serve as a circular to holders of the ordinary shares of Zai Lab Limited for purposes of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, or the HK Listing Rules.

4560 Jinke Road

Bldg. 1, Fourth Floor

Pudong, Shanghai, China 201210

(Nasdaq Trading Symbol: ZLAB; HKEx Stock Code: 9688)

ADDITIONAL INFORMATION REGARDING THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JUNE 22, 2022

On May 20, 2022, Zai Lab Limited (the “Company”) issued the press release that follows, relating to a change in the format of the Company’s 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 22, 2022 at 8:00 a.m. (U.S. Eastern Time) / 8:00 p.m. (Shanghai and Hong Kong Time). As described in the press release, due to the public health impact of the coronavirus (COVID-19) pandemic and the recent pandemic-related restrictions in Shanghai, the format of the Annual Meeting has been changed, and the Annual Meeting will be held in a virtual meeting format only.

In addition, the Notice of Change of Format following the press release supplements the Notice of 2022 Annual General Meeting of Shareholders (the “Notice”) and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) and mailed or otherwise made available to the Company’s shareholders and others on May 2, 2022 in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting.

These supplemental proxy materials are being filed with the SEC and made available to shareholders on May 20, 2022.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE NOTICE AND PROXY STATEMENT. ALL OF THE INFORMATION IN THE NOTICE AND PROXY STATEMENT CONTINUES TO APPLY EXCEPT AS AMENDED OR SUPPLEMENTED BY THIS SUPPLEMENT.

Zai Lab Announces Change to Virtual 2022 Annual General Meeting of Shareholders to be Held on June 22, 2022

SHANGHAI, SAN FRANCISCO, and CAMBRIDGE, Mass. May 20, 2022 (EDT)—Zai Lab Limited (NASDAQ: ZLAB; HKEX: 9688), a patient-focused, innovative, commercial-stage, global biopharmaceutical company, today announced that, due to the public health impact of the coronavirus (COVID-19) pandemic and the recent pandemic-related restrictions in Shanghai, the format of the 2022 Annual General Meeting of Shareholders (Annual Meeting) of Zai Lab Limited has been changed, and the Annual Meeting will be held in a virtual meeting format only. The purpose of the Annual Meeting is to consider and vote on the matters described in the Proxy Statement. As previously announced, the Annual Meeting will be held on June 22, 2022 at 8:00 a.m. (U.S. Eastern Time) / 8:00 p.m. (Shanghai and Hong Kong Time).

Shareholders of record of our ordinary shares as of the relevant record date may attend the Annual Meeting virtually by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/ZLAB2022. Shareholders will need the 16-digit control number included on their Notice of Internet Availability of Proxy Materials, proxy card or instructions that accompanied their proxy materials. Shareholders are encouraged to log in to this website and pre-register for the Annual Meeting before the start time of the meeting. Online check-in will begin 15 minutes prior to the start of the meeting, and shareholders should allow ample time for the online check-in procedures. The proxy materials previously distributed will not be updated to reflect the change in format, but may continue to be used to vote your shares in connection with the Annual Meeting.

About Zai Lab

Zai Lab (NASDAQ: ZLAB; HKEX: 9688) is a patient-focused, innovative, commercial-stage, global biopharmaceutical company focused on developing and commercializing therapies that address medical conditions with unmet needs in oncology, autoimmune disorders, infectious diseases, and neuroscience. To that end, our experienced team has secured partnerships with leading global biopharmaceutical companies in order to generate a broad pipeline of innovative marketed products and product candidates. We have also built an in-house team with strong product discovery and translational research capabilities and are establishing a pipeline of proprietary product candidates with global rights. Our vision is to become a leading global biopharmaceutical company, discovering, developing, manufacturing, and commercializing our portfolio in order to impact human health worldwide.

For additional information about Zai Lab, including information on our products, business activities and partnerships, research, or other events or developments that may be of interest to investors, please visit www.zailaboratory.com or follow us at www.twitter.com/ZaiLab_Global.

For more information, please contact:

Investor Relations: Lina Zhang

+86 136 8257 6943

lina.zhang@zailaboratory.com

Media: Danielle Halstrom / Xiaoyu Chen

+1 (215) 280-3898 / +86 185 0015 5011

danielle.halstrom@zailaboratory.com / xiaoyu.chen@zailaboratory.com

Source: Zai Lab Limited

NOTICE OF CHANGE OF FORMAT

OF THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ZAI LAB LIMITED

TO BE HELD ON WEDNESDAY, JUNE 22, 2022

Dear Shareholders,

Notice is hereby given that, due to the public health impact of the coronavirus (COVID-19) pandemic and the recent pandemic-related restrictions in Shanghai, the format of the 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) of Zai Lab Limited (the “Company”) to be held on June 22, 2022 at 8:00 a.m. (U.S. Eastern Time) / 8:00 p.m. (Shanghai and Hong Kong Time) has been changed, and the Annual Meeting will be held in a virtual meeting format only.

There is no change to the items of business to be addressed at the Annual Meeting, which are described in the proxy materials previously made available to the Company’s shareholders. As described in those proxy materials, shareholders of record of our ordinary shares as of 4:30 p.m. (Shanghai and Hong Kong Time) on April 25, 2022 may attend the Annual Meeting virtually by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/ZLAB2022. Shareholders will need the 16-digit control number included on their Notice of Internet Availability of Proxy Materials, proxy card or instructions that accompanied their proxy materials. Shareholders are encouraged to log in to this website and pre-register for the Annual Meeting before the start time of the meeting. Online check-in will begin 15 minutes prior to the start of the meeting, and shareholders should allow ample time for the online check-in procedures. The proxy materials previously distributed will not be updated to reflect the change in format, but may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,

Samantha (Ying) Du

Director, Chairwoman of the Board of Directors and Chief Executive Officer

May 20, 2022